UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2023

NISSAN AUTO LEASE TRUST 2023-A

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

Central Index Key Number: 0001950741

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the Series Certificate to the Issuing Entity)

Central Index Key Number: 0001244832

NISSAN-INFINITI LT LLC

(Exact name of Issuer as specified in its charter with respect to the Series Certificate)

Central Index Key Number: 0001244827

NISSAN MOTOR ACCEPTANCE COMPANY LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

DELAWARE	333-258304-04	92-6119434
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events

On April 10, 2023, NILT LLC, as transferor, and Nissan Auto Leasing LLC II, as transferee, entered into an amendment (the “Amendment”) to the Series Certificate Sale Agreement dated as of January 25, 2023. The Amendment amends the definition of “Reserve Account Requirement.” The Amendment is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Amendment to the Series Certificate Sale Agreement, dated as of April 10, 2023, by and between NILT LLC, as transferor, and NALL II, as transferee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2023	NISSAN AUTO LEASING LLC II

	By:	/s/ Douglas E. Gwin, Jr.
	Name:	Douglas E. Gwin, Jr.
	Title:	Assistant Treasurer

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